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                                                                   EXHIBIT 99.04

                      MONTHLY CERTIFICATEHOLDERS' STATEMENT

                      FIRST USA BANK, NATIONAL ASSOCIATION

              -----------------------------------------------------
                FIRST USA CREDIT CARD MASTER TRUST, SERIES 1996-2
              -----------------------------------------------------

                   Monthly Period:                  12/1/01 to
                                                    12/31/01
                   Distribution Date:               1/10/02
                   Transfer Date:                   1/9/02

Under Section 5.02 of the Pooling and Servicing Agreement dated as of September 1, 1992 (the "Pooling and Servicing Agreement") by and between First USA Bank, National Association, (the "Bank") and The Bank of New York (Delaware), as trustee (the "Trustee") the Bank, as Servicer, is required to prepare certain information each month regarding current distributions to Certificateholders and the performance of the First USA Credit Card Master Trust (the "Trust") during the previous month. The information which is required to be prepared with respect to the Distribution Date noted above and with respect to the performance of the Trust during the month noted above is set forth below. Certain information is presented on the basis of an original principal amount of $1,000 per Series 1996-2 Certificate (a "Certificate"). Certain other information is presented based on the aggregate amount for the Trust as a whole. Capitalized terms used in this Monthly Certificateholders' Statement have their respective meanings set forth in the Pooling and Servicing Agreement.

A.   Information Regarding the Current Monthly Distribution.
     ------------------------------------------------------

     1. The total amount of the distribution to Certificateholders on the Distribution Date per $1,000 original certificate principal amount

                                             Class A                    $1.91382
                                             Class B                    $2.04299
                                             CIA                        $2.61993
                                                                        --------
                                               Total (Weighted Avg.)    $1.99062

     2. The amount of the distribution set forth in
        paragraph 1 above in respect of interest on
        the Certificates, per $1,000 original
        certificate principal amount
                                             Class A                    $1.91382
                                             Class B                    $2.04299
                                             CIA                        $2.61993
                                                                        --------
                                               Total (Weighted Avg.)    $1.99062

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MONTHLY CERTIFICATEHOLDERS' STATEMENT                              Series 1996-2
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   3. The amount of the distribution set forth in
      paragraph 1 above in respect of principal on
      the Certificates, per $1,000 original
      certificate principal amount
                                     Class A                  $          0.00000
                                     Class B                  $          0.00000
                                     CIA                      $          0.00000
                                                              ------------------
                                     Total (Weighted Avg.)    $          0.00000

B. Information Regarding the Performance of the Trust.
   --------------------------------------------------

   1. Allocation of Principal Receivables.
      -----------------------------------

      The aggregate amount of Allocations of
      Principal Receivables processed during the
      Monthly Period which were allocated in respect
      of the Certificates
                                    Class A                   $    88,434,880.30
                                    Class B                   $     8,011,367.30
                                    CIA                       $    10,116,006.71
                                                              ------------------
                                    Total                     $   106,562,254.31

   2. Allocation of Finance Charge Receivables
      ----------------------------------------

      (a1) The aggregate amount of Allocations of
           Finance Charge Receivables processed
           during the Monthly Period which were
           allocated in respect of the Certificates
                                    Class A                   $     8,620,005.81
                                    Class B                   $       780,888.95
                                    CIA                       $       986,019.54
                                                              ------------------
                                    Total                     $    10,386,914.30

      (b1) Principal Funding Investment Proceeds (to Class A) $             0.00
      (b2) Withdrawals from Reserve Account (to Class A)      $             0.00
                                                              ------------------
           Class A Available Funds                            $     8,620,005.81


   3. Principal Receivable / Investor Percentages
      -------------------------------------------

      (a) The aggregate amount of Principal
          Receivables in the Trust as of 12/31/01             $34,981,034,983.51

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MONTHLY CERTIFICATEHOLDERS' STATEMENT                              Series 1996-2
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     (b) Invested Amount as of 12/31/01 (Adjusted
         Class A Invested Amount during
         Accumulation Period)
                                             Class A            $600,000,000.00
                                             Class B            $ 54,300,000.00
                                             CIA                $ 68,700,000.00
                                                                ---------------
                                             Total              $723,000,000.00

     (c) The Floating Allocation Percentage:
                                             Class A                      1.739%
                                             Class B                      0.158%
                                             CIA                          0.199%
                                                                ---------------
                                             Total                        2.096%

     (d) During the Accumulation Period: The Invested
         Amount as of ____ (the last day of the
        Revolving Period)
                                             Class A            $          0.00
                                             Class B            $          0.00
                                             CIA                $          0.00
                                                                ---------------
                                             Total              $          0.00

     (e) The Fixed/Floating Allocation Percentage:
                                             Class A                      1.739%
                                             Class B                      0.158%
                                             CIA                          0.199%
                                                                ---------------
                                             Total                        2.096%

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MONTHLY CERTIFICATEHOLDERS' STATEMENT                              Series 1996-2
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     4. Delinquent Balances.
        -------------------

        The aggregate amount of outstanding balances in the Accounts which were delinquent as of the end of the day on the last day of the Monthly Period

        (a) 30 - 59 days                                       $  523,818,312.65
        (b) 60 - 89 days                                       $  379,140,322.18
        (c) 90 - 119 days                                      $  282,026,938.94
        (d) 120 - 149 days                                     $  211,723,033.23
        (e) 150 - 179 days                                     $  174,776,310.60
        (f) 180 or more days                                   $            0.00
                                             Total             $1,571,484,917.60

     5. Monthly Investor Default Amount.
        -------------------------------

        (a) The aggregate amount of all defaulted
            Principal Receivables written off as
            uncollectible during the Monthly Period
            allocable to the Invested Amount (the
            aggregate "Investor Default Amount")
                                             Class A           $    2,868,426.08
                                             Class B           $      259,801.07
                                             CIA               $      328,145.67
                                                               -----------------
                                             Total             $    3,456,372.82


     6. Investor Charge-Offs & Reimbursements of Charge-Offs.
        ----------------------------------------------------

        (a) The aggregate amount of Class A Investor
            Charge-Offs and the reductions in the
            Class B Invested Amount and the CIA
                                             Class A           $            0.00
                                             Class B           $            0.00
                                             CIA               $            0.00
                                                               -----------------
                                             Total             $            0.00

        (b) The amounts set forth in paragraph 6(a)
            above, per $1,000 original certificate
            principal amount (which will have the
            effect of reducing, pro rata, the amount
            of each Certificateholder's investment)
                                             Class A           $            0.00
                                             Class B           $            0.00
                                             CIA               $            0.00
                                                               -----------------
                                             Total             $            0.00


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MONTHLY CERTIFICATEHOLDERS' STATEMENT                              Series 1996-2
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        (c) The aggregate amount of Class A Investor
            Charge-Offs reimbursed and the
            reimbursement of reductions in the Class B
            Invested Amount and the CIA

                                             Class A           $         0.00
                                             Class B           $         0.00
                                             CIA               $         0.00
                                                               --------------
                                             Total             $         0.00

        (d) The amounts set forth in paragraph 6(c) above, per $1,000 interest (which will have the effect of increasing, pro rata, the amount of each Certificateholder's investment)

                                             Class A           $         0.00
                                             Class B           $         0.00
                                             CIA               $         0.00
                                                               --------------
                                             Total             $         0.00

     7. Investor Servicing Fee
        ----------------------
        (a) The amount of the Investor Monthly
            Servicing Fee payable by the Trust to the Servicer for the Monthly Period

                                             Class A           $   750,000.00
                                             Class B           $    67,875.00
                                             CIA               $    85,875.00
                                                               --------------
                                             Total             $   903,750.00


     8. Reallocated Principal Collections
        ---------------------------------
            The amount of Reallocated CIA and Class B
            Principal Collections applied in respect of Interest Shortfalls, Investor Default
            Amounts or Investor Charge-Offs for the
            prior month.

                                             Class B           $         0.00
                                             CIA               $         0.00
                                                               --------------
                                             Total             $         0.00

     9. CIA Invested Amount
        -------------------
        (a) The amount of the CIA Invested Amount as
            of the close of business on the related
            Distribution Date after giving effect to
            withdrawals, deposits and payments to be
            made in respect of the preceding month             $68,700,000.00

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MONTHLY CERTIFICATEHOLDERS' STATEMENT                              Series 1996-2
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         (b) The Required CIA Invested Amount as of
             the close of business on the related
             Distribution Date after giving effect to
             withdrawals, deposits and payments to be
             made in respect of the preceding month             $ 68,700,000.00

     10. The Pool Factor
         ---------------
             The Pool Factor (which represents the ratio of the amount of the Investor Interest on the last day of the Monthly Period, inclusive of any principal payments to be made on the related Distribution Date, to the amount of the Investor Interest as of the Closing
             Date). The amount of a Certificateholder's pro rata share of the Investor Participation Amount can be determined by multiplying the original denomination of the holder's Certificate by the Pool Factor

                                             Class A                 1.00000000
                                             Class B                 1.00000000
                                             Total                   1.00000000

     11. The Portfolio Yield
         -------------------
             The Portfolio Yield for the related
             Monthly Period                                               11.50%

     12. The Base Rate
         -------------
             The Base Rate for the related Monthly Period                  4.31%



C    Information Regarding the Principal Funding Account
     ---------------------------------------------------

         1.  Accumulation Period

         (a) Accumulation Period Commencement Date                   05/01/2003

         (b) Accumulation Period Length (months)                              1

         (c) Accumulation Period Factor                                   22.20

         (d) Required Accumulation Factor Number                              8

         (e) Controlled Accumulation Amount                     $723,000,000.00

         (f) Minimum Payment Rate (last 12 months)                        12.86%

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MONTHLY CERTIFICATEHOLDERS' STATEMENT                             Series 1996-2
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     2. Principal Funding Account
        -------------------------

        Beginning Balance                                       $        0.00
           Plus: Principal Collections for related
                 Monthly Period from Principal Account                   0.00
           Plus: Interest on Principal Funding Account
                 Balance for related Monthly Period                      0.00

           Less: Withdrawals to Finance Charge Account                   0.00
           Less: Withdrawals to Distribution Account                     0.00
                                                                -------------
        Ending Balance                                                   0.00

     3. Accumulation Shortfall
        ----------------------

              The Controlled Deposit Amount for the
              previous Monthly Period                           $        0.00

        Less: The amount deposited into the Principal
              Funding Account for the Previous Monthly
              Period             $0.00

              Accumulation Shortfall                            $        0.00

              Aggregate Accumulation Shortfalls                 $        0.00
                                                                -------------

     4. Principal Funding Investment Shortfall
        --------------------------------------

              Covered Amount                                    $        0.00

        Less: Principal Funding Investment Proceeds             $        0.00

                                                                -------------
              Principal Funding Investment Shortfall            $        0.00
                                                                -------------

D. Information Regarding the Reserve Account
   -----------------------------------------

     1. Required Reserve Account Analysis
        ---------------------------------

        (a) Required Reserve Account Amount percentage                0.00000%

        (b) Required Reserve Account Amount ($)                 $        0.00
            .5% of Invested Amount or other amount
            designated by Transferor)

        (c) Required Reserve Account Balance after
            effect of any transfers on the Related
            Transfer Date                                       $        0.00

        (d) Reserve Draw Amount transferred to the
            Finance Charge Account on the Related
            Transfer Date                                       $        0.00

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MONTHLY CERTIFICATEHOLDERS' STATEMENT                              Series 1996-2
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     2. Reserve Account Investment Proceeds
        -----------------------------------
        Reserve Account Investment Proceeds transferred to the
        Finance Charge Account on the Related Transfer Date              $ 0.00

     3. Withdrawals from the Reserve Account
        ------------------------------------
        Total Withdrawals from the Reserve Account transferred
        to the Finance Charge Account on the related Transfer            $ 0.00
        Date (1 (d) plus 2 above)

     4. The Portfolio Adjusted Yield
        ----------------------------
        The Portfolio Adjusted Yield for the related Monthly Period        7.78%


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MONTHLY CERTIFICATEHOLDERS' STATEMENT
Signature Page



                                        First USA Bank, National Association
                                        as Servicer


                                        By:   /s/ Tracie Klein
                                              ------------------------------
                                              Tracie Klein
                                              First Vice President